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                                                                   EXHIBIT 10.02


                     AMENDMENT TO STOCK PURCHASE AGREEMENT

       THIS AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") is made effective as of the 22nd day of January, 1997 (the "Effective Date") between UNITED DENTAL CARE, INC., a Delaware corporation ("Purchaser"), and UICI, a Delaware corporation, UNITED MANAGEMENT & CONSULTING, INC., an Oklahoma corporation, UNITED MANAGEMENT & CONSULTING, INC. RETIREMENT PLAN, and the MARIE C. MONTGOMERY REVOCABLE TRUST U/T/A March 23, 1992 ("Sellers").

                                   RECITALS:

       A. The Parties have entered into that certain Stock Purchase Agreement dated September 10, 1996 for the purpose of purchasing and selling shares of United Dental Care, Inc., an Oklahoma corporation (the "Agreement").

       B. The parties desire to amend the Agreement in the manner set forth below.

                                  AGREEMENTS:

       NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. The Agreement is hereby amended by deleting the text of Section 8.1(i) and Section 9.1(j) and inserting in lieu thereof the following:

              "[Intentionally left blank]"

2.     The Agreement is hereby amended by deleting the first sentence of
Section 10.1, and inserting in lieu thereof the following:

              The Closing shall take place at the offices of Counsel to Purchaser in Dallas, Texas, or at such other location as Purchaser and Sellers may mutually agree, within five (5) business days after the date on which all governmental and third party consents necessary for the consummation of the transactions contemplated by this Agreement are obtained and all other conditions to Closing are satisfied, or at such time as Purchaser and Sellers may mutually agree, but in no event later than one hundred fifty





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              (150) days after the Effective Date unless extended by the mutual agreement of the Purchasers and the Sellers, subject to earlier termination pursuant to the provisions of Article 12 hereof.

3. The Agreement is hereby amended by deleting the words "The MEGA Life and Health Insurance Company" from Section 8.1(h) and inserting in lieu thereof the word "UICI".

4. The Agreement is hereby amended by deleting the words "The MEGA Life and Health Insurance Company, a subsidiary of" from Section 6.4(i).





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       IN WITNESS WHEREOF, the Parties have signed this Amendment effective as of the Effective Date.



                                   PURCHASER:


                                   UNITED DENTAL CARE, INC.



                                   By:      /s/ Mark E. Pape
                                           -----------------------------------
                                           Mark E. Pape, Senior Vice President


                                   SELLERS:


                                   UICI



                                   By:      /s/ Robert B. Vlach
                                           -----------------------------------

                                           Name: Robert B. Vlach
                                                ------------------------------

                                           Title: Vice President
                                                 -----------------------------

                                   UNITED MANAGEMENT &
                                    CONSULTING, INC.



                                   By:      /s/ Charles M. Montgomery
                                           -----------------------------------

                                           Name: Charles M. Montgomery
                                                ------------------------------

                                           Title: President
                                                 -----------------------------





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                                   THE UNITED MANAGEMENT &
                                    CONSULTING, INC. RETIREMENT
                                    PLAN



                                   By:      /s/ Charles Montgomery
                                           ---------------------------------

                                           Name: Charles M. Montgomery
                                                ----------------------------

                                           Title: Trustee
                                                 ---------------------------


                                   THE MARIE C. MONTGOMERY
                                    REVOCABLE TRUST U/T/A 3/23/92



                                   By:      /s/ Charles M. Montgomery
                                           ---------------------------------

                                           Name:Charles Montgomery
                                                ----------------------------

                                           Title:Trustee
                                                 ---------------------------





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